  January 15, 2020               Dear Fellow Stockholder,    InvenTrust ended 2019 with a flurry of activities.  We announced a 3% increase in the dividend rate  effective April 2020, reinstated the dividend reinvestment plan, and opened a year‐round share repurchase  program for qualified shareholders. We also conducted six in‐person investor meetings in six different cities  across the country in 2019. The feedback from these meetings is delivered directly to the Board of Directors  of the Company to help them make decisions about the direction of InvenTrust by balancing the needs and  desires of our shareholders with the long‐term financial health of the Company. As the CEO and a significant  shareholder in InvenTrust, I continue to be excited by our progress and the position we are in as a company.    With the conversion over to our new transfer agent in 2019, we are also trying to improve our  communication and information flow to our shareholders. Computershare’s user‐friendly online Investor  Center portal will provide additional account information to shareholders and Computershare’s text message  capability will allow shareholders to receive messages directly to their phones when new announcements are  made by InvenTrust or new information becomes available on your accounts.  InvenTrust will also continue to  produce videos, send out quarterly newsletters, conduct webcasts, and answer emails and phone calls all in  an effort to ensure a robust and proactive communication strategy for our investors.       Fourth Consecutive Dividend Increase    Starting April 2020, InvenTrust’s dividend rate will increase 3% to an annualized rate of $0.0759 per share.   This is our fourth consecutive year of a three percent increase in our annual distribution rate.  Distributions  payable in April 2020 will be in the amount of $0.019 per share to each stockholder of record as of the close of  business on March 31, 2020. This new dividend rate equates to 2.4% yield on our current estimated share  value of $3.14.  For shareholders participating in the Dividend Reinvestment Plan, purchasing shares at  $2.355, the yield jumps to 3.2%.     For the fourth quarter of 2019 a cash distribution equaling $0.0184 per share was paid out to all  shareholders of record.

  Dividend Reinvestment Plan    In November, we announced the reinstatement of the company’s Dividend Reinvestment Plan (“DRP”).   We believe the DRP is an attractive investment opportunity for InvenTrust shareholders for several reasons:     DRP shares are priced at a discount.  Each DRP share will be priced at $2.355, or a 25% discount to  our current estimated share value of $3.14. Over the long term, purchasing discounted shares  through the DRP will lower the dollar‐cost average of your IVT investment.    The dividend rate on DRP shares is 3.2%.   There are NO fees from InvenTrust to join the program.   Once you register for the DRP, new shares will automatically be added to your InvenTrust account  each quarter. No further action is required.   Shareholders may elect to participate in the plan at any time.    Shareholders residing in a jurisdiction that has not yet approved InvenTrust’s DRP will continue to  receive a cash dividend until such jurisdiction has provided approval. As of this printing, the following  jurisdictions have been approved for the DRP – AL, AR, CT, FL, Guam, HI, ID, IN, LA, MN, MT, NH, NJ,  NM, NV, NY, PA, PR, SD, TN, VA.  We do anticipate all states to approve IVT’s DRP in early 2020.      Share Repurchase Program    On December 1, 2019, the Share Repurchase Program (“SRP”) became active. The SRP will provide our  original shareholders a liquidity tool and flexibility they may need due to different life events or a change in  investment strategy. Here are some of the details of the program:     To be eligible for any of the SRP categories, you must be a Qualifying shareholder.  Qualifying  shareholders are those who purchased their shares of common stock1 from the Company during  our initial offer periods from 2005 to 2009, or acquired their shares through non‐cash transfers.   Any shares purchased on the secondary market or via a third party mini‐tender will not be eligible  for the SRP.     Life event categories will prioritize how shares are repurchased. All shares in a category will be  repurchased before shares in the next category will be redeemed.  o Category 1 – Death ‐ Upon the passing of a shareholder registered on an InvenTrust account.  The Qualifying Event must have occurred after September 13, 2018.   o Category 2 – Disability or Incompetence – A registered shareholder is classified with a disability  (as determined by an applicable governmental agency) or a determination of incompetence is  made (as determined by a U.S. Court). The Qualifying Event must have occurred after  September 13, 2018.

o Category 3 – RMD – A registered shareholder over 70.5 may request a repurchase to cover a  Required Minimum Distribution out of an IRA investment account.  o Category 4 – General ‐ All Qualified shareholders will be eligible to participate in this category.     Shares will be repurchased for all SRP categories at a 25% discount to our current estimated share  value or $2.355. This value is well‐above current mini‐tender and secondary market pricing.     The first redemption period ended December 27, 2019. At that time InvenTrust purchased 8.5 million  shares for $20.1 million.  All shares in categories 1, 2 and 3 were repurchased.  For the General  category, the demand was greater than the funds available.  Each general redemption request  received about 18% of the total redemption request. The remainder of the SRP request will remain in  the queue and you will not need to resubmit your SRP request.     The next redemption period runs until June 27, 2020.  All new SRP requests will need to be submitted  by June 18th.      Complete details for these programs are available on our website and in our SEC filings.  To  register for the SRP please contact our Investor Services team at 855‐377‐0510 or visit  http://www.inventrustsrp.com/ to complete your SRP application.      Strategy Update     We believe the DRP & SRP programs will provide shareholders new ways to manage their personal  investment strategies, as well as provide new opportunities to address some of their immediate liquidity  needs. Most importantly, the structure and execution of these programs does not diminish our focus on our  portfolio strategy or the Company pursuing a final liquidity event.  Through the execution of our strategy over  the last couple of years, we have created a platform with the right assets in the right markets with the right  balance sheet for long‐term success.  We also believe we have the things we can control ‐ people, process and  systems – in place to pursue a final liquidity event when the time is right.     InvenTrust has two top Wall Street advisors providing the Board of Directors and management critical  information and guidance on a variety of topics, including:   Portfolio strategy   Debt structure   Capital allocation   Peer analysis   Timing of a final liquidity event, including potential M&A opportunities, portfolio sales and  listing conditions

  Moving forward, we will continue to focus on managing and driving value from our grocery‐anchored  retail platform.  InvenTrust will maintain a flexible capital structure and continue to improve our public  company readiness for a potential final liquidity event.    To our 150,000 shareholders, we thank you again for your support and investment in InvenTrust.      Sincerely,      INVENTRUST PROPERTIES CORP.          Thomas P. McGuinness  President, CEO  Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements. This letter does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. Furthermore, nothing in this letter is intended to provide tax, legal or investment advice. You should consult your business advisor, attorney and/or tax and accounting advisor regarding your specific business, legal or tax situation. During a given Redemption period, IVT may reach its repurchase limit for such period equal to 5% of the weighted-average number of shares outstanding, meaning your repurchase request may not be processed for redemption or you will only receive a proration of your request redeemed.